UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 16, 2016

FIRSTMERIT CORPORATION

(Exact Name of Registrant Specified in Charter)

Ohio	001-11267	34-1339938
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

III Cascade Plaza, 7th Floor Akron, Ohio	44308
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 996-6300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the closing on August 16, 2016 of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of January 25, 2016 (the “Merger Agreement”), by and among Huntington Bancshares Incorporated, a Maryland corporation (“Huntington”), FirstMerit Corporation, an Ohio corporation (“FirstMerit”), and West Subsidiary Corporation, an Ohio corporation and a direct, wholly owned subsidiary of Huntington (“Merger Sub”), with the merger of Merger Sub with and into FirstMerit (the “Merger”), with FirstMerit as the surviving corporation, and the subsequent merger of FirstMerit with and into Huntington (the “Second Step Merger” and, together with the Merger, the “Mergers”), with Huntington as the surviving corporation, each being effective on August 16, 2016. Accordingly, upon closing of the Mergers, the separate existence of FirstMerit ceased. Following the Mergers, FirstMerit’s wholly owned national bank subsidiary (“FirstMerit Bank”) merged with and into The Huntington National Bank, a national bank and a wholly owned subsidiary of Huntington (“Huntington Bank”), with Huntington Bank as the surviving entity (the “Bank Merger”).

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the Mergers, Huntington, FirstMerit, and Wells Fargo Bank, National Association (the “Trustee”), as trustee, entered into a Second Supplemental Indenture (the “Second Supplemental Indenture”), dated as of August 16, 2016, pursuant to which Huntington assumed FirstMerit’s rights, duties, and obligations under the Subordinated Indenture, dated as of February 4, 2013, by and between FirstMerit and the Trustee and the First Supplemental Indenture, dated as of February 4, 2013, by and between FirstMerit and the Trustee, with respect to the 4.350% Subordinated Notes due 2023 issued by FirstMerit.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Second Supplemental Indenture, which is incorporated herein by reference as Exhibit 4.1.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Effective August 16, 2016, pursuant to the Merger Agreement, Merger Sub merged with and into FirstMerit, with FirstMerit as the surviving corporation in the Merger. Immediately after the Merger, FirstMerit merged with and into Huntington, with Huntington as the surviving corporation in the Second Step Merger. Following the Mergers, FirstMerit Bank merged with and into Huntington Bank, with Huntington Bank as the surviving entity in the Bank Merger.

Under the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of FirstMerit common stock, without par value (other than shares owned by FirstMerit as treasury stock or otherwise owned by FirstMerit or Huntington, with certain exceptions provided in the Merger Agreement) was converted into the right to receive (i) 1.72 shares of Huntington common stock, par value $0.01 per share, and (ii) $5.00 in cash (the “Merger Consideration”). Under the terms and subject to the conditions of the

Merger Agreement, at the effective time of the Second Step Merger (“Second Effective Time”), each share of 5.875% Non-Cumulative Perpetual Preferred Stock, Series A, without par value and liquidation preference of $1,000 per share, of FirstMerit (“FirstMerit Preferred Stock”) was converted into the right to receive a share of 5.875% Series C Non-Cumulative Perpetual Preferred Stock, par value $0.01 per share and liquidation preference of $1,000 per share, of Huntington. At the Effective Time, certain FirstMerit equity awards vested and were settled based on the Merger Consideration, and certain FirstMerit equity awards were converted into equity awards in respect of Huntington common stock as adjusted to reflect the transaction, in each case, as provided for in the Merger Agreement.

The foregoing description of the Mergers and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 of FirstMerit’s Current Report on Form 8-K filed on January 28, 2016 and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the Merger, FirstMerit no longer fulfills the listing requirements of the NASDAQ Stock Market (the “NASDAQ”). On August 16, 2016, FirstMerit notified the NASDAQ that the Mergers had closed and requested that the NASDAQ (i) suspend trading of FirstMerit’s common stock on the NASDAQ, (ii) withdraw FirstMerit’s common stock from listing on the NASDAQ following the close of trading on August 16, 2016, and (iii) file with the SEC a notification of delisting of FirstMerit’s common stock under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). As a result, FirstMerit’s common stock will no longer be listed on the NASDAQ.

Additionally, FirstMerit intends to file with the SEC a certification on Form 15 under the Exchange Act requesting the suspension of FirstMerit’s reporting obligations under Section 15(d) of the Exchange Act as promptly as practicable. The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03	Material Modification to the Rights of Security Holders.

The information set forth under Items 1.01, 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

On August 16, 2016, FirstMerit was merged with and into Huntington pursuant to the Merger Agreement, with Huntington as the surviving corporation.

The information set forth under Item 2.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) As of the Effective Time, FirstMerit’s directors ceased serving as directors of FirstMerit and Richard A. Cheap was appointed as the sole director of FirstMerit, who served as the sole director of FirstMerit for the instant in time between the consummation of the Merger and the Second Step Merger.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, as of the Effective Time, the Amended and Restated Articles of Incorporation and the Code of Regulations of Merger Sub became the organizational documents of FirstMerit. The Amended and Restated Articles of Incorporation and the Code of Regulations of FirstMerit, effective as of the Effective Time, are filed as Exhibits 3.1 and 3.2 of this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

As of the Second Effective Time, the Amended and Restated Articles of Incorporation and the Code of Regulations of FirstMerit ceased to be in effect by operation of law and the organizational documents of Huntington (as successor to FirstMerit by operation of law) remained the Articles of Incorporation and Bylaws of Huntington, consistent with the terms of the Merger Agreement. A copy of the Articles of Incorporation and Bylaws of Huntington are filed as Exhibits 3.3 – 3.14 and 3.15 of this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 8.01	Other Events.

On August 16, 2016, Huntington issued a press release announcing the completion of the Mergers, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED, as successor to FirstMerit Corporation

Date: August 16, 2016	By:	/s/ Richard A. Cheap
		Name:	Richard A. Cheap
		Title:	Secretary

Exhibit Index

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of January 25, 2016, by and among Huntington Bancshares Incorporated, FirstMerit Corporation and West Subsidiary Corporation (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K, filed by FirstMerit Corporation on January 28, 2016).

3.1	Amended and Restated Articles of Incorporation of FirstMerit Corporation, as of August 16, 2016.

3.2	Code of Regulations of FirstMerit Corporation, as of August 16, 2016.

3.3	Articles of Restatement of Charter (incorporated herein by reference to the Annual Report on Form 10-K for the year ended December 31, 1993 filed by Huntington Bancshares Incorporated on March 1, 1994).

3.4	Articles of Amendment to Articles of Restatement of Charter (incorporated herein by reference to Exhibit 3.1 of the Current Report on Form 8-K filed by Huntington Bancshares Incorporated on May 31, 2007).

3.5	Articles of Amendment to Articles of Restatement of Charter Current (incorporated herein by reference to Exhibit 3.1 of the Current Report on Form 8-K filed by Huntington Bancshares Incorporated on May 8, 2008).

3.6	Articles of Amendment to Articles of Restatement of Charter (incorporated herein by reference to Exhibit 3.1 of the Current Report on Form 8-K filed by Huntington Bancshares Incorporated on April 27, 2010).

3.7	Articles Supplementary of Huntington Bancshares Incorporated, as of April 22, 2008 (incorporated herein by reference to Exhibit 3.1 of the Current Report on Form 8-K filed by Huntington Bancshares Incorporated on April 22, 2008).

3.8	Articles Supplementary of Huntington Bancshares Incorporated, as of April 22, 2008 (incorporated herein by reference to Exhibit 3.2 of the Current Report on Form 8-K filed by Huntington Bancshares Incorporated on April 22, 2008).

3.9	Articles Supplementary of Huntington Bancshares Incorporated, as of November 12, 2008 (incorporated herein by reference to Exhibit 3.1 of the Current Report on Form 8-K filed by Huntington Bancshares Incorporated on November 14, 2008).

3.10	Articles Supplementary of Huntington Bancshares Incorporated, as of December 31, 2006 (incorporated herein by reference to Exhibit 3.4 of the Annual Report on Form 10-K for the year ended December 31, 2006 filed by Huntington Bancshares Incorporated on February 22, 2007).

3.11	Articles Supplementary of Huntington Bancshares Incorporated, as of December 28, 2011 (incorporated herein by reference to Exhibit 3.1 of the Current Report on Form 8-K filed by Huntington Bancshares Incorporated on January 4, 2012).

3.12	Articles Supplementary of Huntington Bancshares Incorporated, as of March 14, 2016 (incorporated herein by reference to Exhibit 3.1 of the Current Report on Form 8-K filed by Huntington Bancshares Incorporated on March 21, 2016).

3.13	Articles Supplementary of Huntington Bancshares Incorporated, as of May 3, 2016 (incorporated herein by reference to Exhibit 3.2 of the Current Report on Form 8-K filed by Huntington Bancshares Incorporated on May 5, 2016).

3.14	Articles Supplementary of Huntington Bancshares Incorporated, as of August 15, 2016.

3.15	Bylaws of Huntington Bancshares Incorporated, as amended and restated, as of July 16, 2014 (incorporated herein by reference to Exhibit 3.1 of the Current Report on Form 8-K filed by Huntington Bancshares Incorporated on July 17, 2014).

4.1	Second Supplemental Indenture, dated as of August 16, 2016, among FirstMerit Corporation, Huntington Bancshares Incorporated and Wells Fargo Bank, National Association.

99.1	Press release issued by Huntington Bancshares Incorporated on August 16, 2016.